EXHIBIT 10.2
             PROMISSORY NOTES

                               PROMISSORY NOTE

$ 100,000                                                      June 25, 1998


       FOR VALUE RECEIVED, the undersigned, RED OAK HEREFORD FARMS, INC., a Nevada corporation, (herein referred to as the "Maker") promises to pay to the order of JOHN DERNER of Milford, Iowa (herein referred to as the "Payee") at Red Oak, Iowa, the principal sum of One Hundred Thousand DOLLARS ($100,000), in lawful money of the United States of America, payable on demand, with interest thereon from the date of this Note at the rate of nine percent (9%) per annum on the unpaid principal balance, in lawful money of the United States of America.

       The Maker expressly reserves the right to prepay the entire unpaid principal balance of this Promissory Note, plus any accrued interest, at any time and without notice to the Payee hereunder.

       No delay on the part of the Payee in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Payee of any right, power or remedy shall preclude other or further exercise thereof or the exercise of any other right, power or remedy. The acceptance by the Payee hereof of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of any right, power or remedy without the express consent of the Payee hereof, except as and to the extent otherwise provided by law.

       Except as otherwise required herein, the Maker, sureties, guarantors and endorsers expressly waive diligence, presentment, protest, demand, notice of dishonor or default and notice of any kind with respect to this Note or the performance of the obligations under this Note. No renewal or extension of this Note, no acceptance of security for this Note, and no delay in the enforcement of payment of this Note shall affect the liability of the Maker, or of any sureties, guarantors and endorsers. The Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees, in such suit or action.

       The Maker hereby grants a security interest to the Payee in all of the common stock the Maker owns in Here's The Beef Corporation, a Nevada corporation, for and during the period that there remains an unpaid balance due upon this Note and, in order to perfect said security interest, Maker shall endorse, pledge and deliver to the Payee the Here's The Beef Corporation common stock certificate(s) that the Maker receives in return for its capital contribution to said corporation



                                              RED OAK HEREFORD FARMS, INC.




                                              By:
                                              Its:

                             PROMISSORY NOTE

$ 50,000                                                    June 25, 1998


       FOR VALUE RECEIVED, the undersigned, RED OAK HEREFORD FARMS, INC., a Nevada corporation, (herein referred to as the "Maker") promises to pay to the order of JOHN DERNER of Milford, Iowa (herein referred to as the "Payee") at Red Oak, Iowa, the principal sum of Fiffy Thousand DOLLARS ($50,000), in lawful money of the United States of America, payable on demand, with interest thereon from the date of this Note at the rate of nine percent (9%) per annum on the unpaid principal balance, in lawful money of the United States of America.

       The Maker expressly reserves the right to prepay the entire unpaid principal balance of this Promissory Note, plus any accrued interest, at any time and without notice to the Payee hereunder.

       No delay on the part of the Payee in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Payee of any right, power or remedy shall preclude other or further exercise thereof or the exercise of any other right, power or remedy. The acceptance by the Payee hereof of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of any right, power or remedy without the express consent of the Payee hereof, except as and to the extent otherwise provided by law.

       Except as otherwise required herein, the Maker, sureties, guarantors and endorsers expressly waive diligence, presentment, protest, demand, notice of dishonor or default and notice of any kind with respect to this Note or the performance of the obligations under this Note. No renewal or extension of this Note, no acceptance of security for this Note, and no delay in the enforcement of payment of this Note shall affect the liability of the Maker, or of any sureties, guarantors and endorsers. The Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees, in such suit or action.

       The Maker hereby grants a security interest to the Payee in all of the common stock the Maker owns in Here's The Beef Corporation, a Nevada corporation, for and during the period that there remains an unpaid balance due upon this Note and, in order to perfect said security interest, Maker shall endorse, pledge and deliver to the Payee the Here's The Beef Corporation common stock certificate(s) that the Maker receives in return for its capital contribution to said corporation



                                              RED OAK HEREFORD FARMS, INC.




                                              By:
                                              Its: